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American International Group, Inc. and Subsidiaries

Exhibit 32

CERTIFICATION

    In connection with this Quarterly Report on Form 10-Q of American International Group, Inc. (the "Company") for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Benmosche, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:

    (1)  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

    (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2010

/s/ ROBERT H. BENMOSCHE
Robert H. Benmosche President and Chief Executive Officer

    The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

213

American International Group, Inc. and Subsidiaries

 CERTIFICATION

    In connection with this Quarterly Report on Form 10-Q of American International Group, Inc. (the "Company") for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Herzog, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that to my knowledge:

    (1)  The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

    (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2010

/s/ DAVID L. HERZOG
David L. Herzog Executive Vice President and Chief Financial Officer

    The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.

214

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